Triton International Announces Retirement of David A. Coulter From Board of Directors HAMILTON, Bermuda – March 1, 2021 – Triton International Limited (NYSE:TRTN) today announced that David A. Coulter will retire from the Board of Directors at the expiration of his current term at the Company’s annual general meeting on April 27, 2021. Mr. Coulter has been a director since 2015, having previously served as a director of Triton Container International Limited since 2011. “On behalf of the Board and management, I want to thank David for his combined 10 years of dedicated service to Triton. His deep financial knowledge, leadership experience, sound judgment and passion for our business have been a source of invaluable counsel and have helped guide our strong growth and track record of delivering shareholder value,” said Brian Sondey, Chairman and Chief Executive Officer. “We wish David and his family all the best following his retirement.” The Board, led by its Nominating and Corporate Governance Committee, has commenced a search for a new director. The Board is committed to including highly qualified candidates who reflect diverse backgrounds, including diversity of gender, race and ethnicity, in the search process. About Triton International Limited Triton International Limited is the world’s largest lessor of intermodal freight containers. With a container fleet of 6.2 million twenty-foot equivalent units ("TEU"), Triton’s global operations include acquisition, leasing, re-leasing and subsequent sale of multiple types of intermodal containers and chassis. Cautionary Statement Regarding Forward-Looking Statements Certain statements in this release, other than purely historical information, including statements that refer to the Company’s director recruitment plans or ability to recruit highly qualified and diverse directors, and any other characterizations of future events or circumstances, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that include the words "expect," "intend," "plan," "believe," "project," "anticipate," "will," "may," "would" and similar statements of a future or forward-looking nature may be used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond Triton's control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. These factors include, without limitation, economic, business, competitive, market and regulatory conditions and the following: the impact of COVID-19 on our business and financial results; decreases in the demand for leased containers; decreases in market leasing rates for containers; difficulties in re-leasing containers after their initial fixed- term leases; our customers' decisions to buy rather than lease containers; our dependence on a limited number of customers for a substantial portion of our revenues; customer defaults; decreases in the selling prices of used containers; extensive competition in the container leasing industry; difficulties stemming from the international nature of our business; decreases in the demand for international trade; disruption to our operations resulting from the political and economic policies of the United States and other countries, particularly China, including but not limited to the impact of trade wars and tariffs; disruption to our operations from failures of, or attacks on, our information Exhibit 99.1 technology systems; disruption to our operations as a result of natural disasters; our compliance or failure to comply with laws and regulations related to economic and trade sanctions, security, anti-terrorism, environmental protection and corruption; our ability to obtain sufficient capital to support our growth; restrictions imposed by the terms of our debt agreements; changes in tax laws in, Bermuda, the United States and other countries and other risks and uncertainties, including those risk factors set forth in the section entitled "Risk Factors" in our Form 10-K filed with the Securities and Exchange Commission ("SEC"), on February 16, 2021, in any Form 10-Q filed or to be filed by Triton, and in other documents we file with the SEC from time to time. Except to the extent required by applicable law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Triton International Limited Andrew Greenberg, 914-697-2900 Senior Vice President Business Development & Investor Relations